Reconciliation of Statutory U.S. Federal Tax Rate to Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Effective Tax Rates Line Items
Statutory rate	35.00%	35.00%	35.00%
Tax on foreign earnings	(3.10%)	(3.30%)	(3.90%)
Other, net	(0.10%)	(0.90%)	(0.40%)
Effective Income Tax Rate, Continuing Operations, Total	31.80%	30.80%	30.70%